September 10, 2009



Craig Wilson
Senior Assistant Chief Accountant
U.S. Securities & Exchange Commission
Division of Corporation Finance
100 F Street, NE | Washington DC 20549

Dear Mr. Wilson:

As Chief Executive Officer of Nasus Consulting (the "Company"), and on behalf of the Company, in response to your letter of September 1, 2009 I wish to acknowledge that the Company is responsible for the adequacy and accuracy of the disclosures made in all of our filings; that staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and that the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United
States.

Sincerely,


/s/ John Jenkins


John Jenkins
Chief Executive Officer
Nasus Consulting, Inc.
258 Southhall Lane, Suite 420
Maitland, Florida 32751